UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                  May 15, 2006
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                        CHINA DIRECT TRADING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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                           FLORIDA 0-28331 84-1047159
            (State of Incorporation (Commission File (I.R.S. Employer
                  or organization) Number) Identification No.)

                          10400 Griffin Road, Suite 109
                           Cooper City, Florida 33328
                    (Address of principal executive offices)

                                 (954) 252-3440
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

             Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of China Direct Trading Corporation (the "Company"), dated May 15, 2006, reporting the Company's financial results for the first quarter ended March 31, 2006.

                      SECTION 7 - REGULATION FD DISCLOSURES

 ITEM 7.01 REGULATION FD DISCLOSURE.

             The Company conducted an investor tele-conference call at 10:00 a.m., local Miami, Florida time, on May 15, 2006. The script used in that tele-coference is attached as exhibit to this Report.

                  SECTION 9--FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits
              99.1      Press Release issued by China Direct Trading Corporation

             The information set forth under "Item 2.02. Results of Operations and Financial Condition", "Item 7.01 Regulation FD Disclosures" and "Item 9.01. Financial Statements and Exhibits," including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS


The following exhibits are filed with this Report:

EXHIBIT NUMBER                      DESCRIPTION

EXHIBIT  #99.1               China Direct Trading Corporation May 15, 2006 press
                             Release
EXHIBIT #99.2                China Direct Trading Corporation Tele-Conference
                             Script used during May 15, 2006 tele-conference with investors

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


       CHINA DIRECT TRADING CORPORATION

         Date:    May 15, 2006


         By: /s/ Howard Ullman
         Howard Ullman, Chief
         Executive Officer and
         President and Chairman


                                  EXHIBIT INDEX

EXHIBIT NUMBER                      DESCRIPTION

EXHIBIT  #99.1               China Direct Trading Corporation May 15, 2006 press
                             Release
EXHIBIT #99.2                China Direct Trading Corporation Tele-Conference
                             Script used during May 15, 2006 tele-conference with investors